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                                                                                                                DISCOVERY SELECT(sm)
                                                                                                                 ANNUITY APPLICATION
[LOGO] PRUDENTIAL
                                    Application for a Flexible Payment Variable Deferred Annuity to the Pruco Life Insurance Company
                                    Phoenix, AZ 85014, a stock company subsidiary of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         ===========================================================================================================

Prudential Annuity Service Center
PO Box 14200
New Brunswick, NJ 08906-4200


PLEASE PRINT USING BLUE OR BLACK INK

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OWNER                First Name                                 MI.  Last Name ([ ]Individual [ ]Corporation [ ]Trust [ ]Other___)
(Owner
is the               |__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Annuitant
unless
otherwise            Street
indicated.)
                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|


                     City                                                  State    Zip Code

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|  |__|__|__|__|__|  |__|__|__|__|


                     SS#/TIN (Tax Identification Number)   Date of Birth (mm-dd-year)   Area Code    Phone Number

                     |__|__|__|__|__|__|__|__|__|          |__|__|__|__|__|__|__|__|    |__|__|__|   |__|__|__|__|__|__|__|


                     Male     Female    U.S. Citizen   Non-Resident Alien  Country

Section 1            |__|     |__|      |__|           |__|                |__|__|__|__|__|__|__|__|__|__|__|__|__|__|
                   ---------------------------------------------------------------------------------------------------------------

                   ---------------------------------------------------------------------------------------------------------------
CONTINGENT           First Name                                 MI.  Last Name ([ ]Individual [ ]Corporation [ ]Trust [ ]Other___)
OWNER
(If any)             |__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
(Do not
complete if
opening              Street
an IRA.)
                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|


                     City                                                  State    Zip Code

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|  |__|__|__|__|__|  |__|__|__|__|


                     SS#/TIN (Tax Identification Number)    Date of Birth (mm-dd-year)

                     |__|__|__|__|__|__|__|__|__|           |__|__|__|__|__|__|__|__|


                     Male     Female    U.S. Citizen   Non-Resident Alien  Country

Section 2            |__|     |__|      |__|           |__|                |__|__|__|__|__|__|__|__|__|__|__|__|__|__|
                   -----------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------
ANNUITANT            First Name                                 MI.  Last Name
(If Owner
is the               |__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Annuitant,
skip this
section.)            Street

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|


                     City                                                  State    Zip Code

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|  |__|__|__|__|__|  |__|__|__|__|


                     SS#/TIN (Tax Identification#)    Date of Birth (mm-dd-year)   Area Code    Phone Number

                     |__|__|__|__|__|__|__|__|__|     |__|__|__|__|__|__|__|__|    |__|__|__|   |__|__|__|__|__|__|__|


                     Male     Female    U.S. Citizen   Non-Resident Alien  Country

Section 3            |__|     |__|      |__|           |__|                |__|__|__|__|__|__|__|__|__|__|__|__|__|__|
                   -----------------------------------------------------------------------------------------------------

                       Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.


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 ORD 96190--96    Ed. 7/96                                                           {Bar Code...........}
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
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CO-                  First Name                                 MI.  Last Name
ANNUITANT
(If any)             |__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
(Do not
complete if
opening              Street
an IRA.)
                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|


                     City                                                  State    Zip Code

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|  |__|__|__|__|__|  |__|__|__|__|



                     SS#/TIN (Tax Identification Number)    Date of Birth (mm-dd-year)

                     |__|__|__|__|__|__|__|__|__|           |__|__|__|__|__|__|__|__|


                     Male     Female    U.S. Citizen   Non-Resident Alien  Country

Section 4            |__|     |__|      |__|           |__|                |__|__|__|__|__|__|__|__|__|__|__|__|__|__|
                   -----------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------
BENEFICIARY          First Name                                 MI.  Last Name

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|


                                   Relationship to Annuitant                    Primary (Class 1)

                                   |__|__|__|__|__|__|__|__|__|__|__|__|__|     |X|

                     First Name                                 MI.  Last Name

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|


                                   Relationship to Annuitant                    Primary (Class 1)   Secondary Class (2)

                                   |__|__|__|__|__|__|__|__|__|__|__|__|__|     |__|                |__|


                     First Name                                 MI.  Last Name

                     |__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|


                                   Relationship to Annuitant                    Primary (Class 1)   Secondary Class (2)

Section 5                          |__|__|__|__|__|__|__|__|__|__|__|__|__|     |__|                |__|

                   -----------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------
                    _                     _                                  _
TYPE OF            |_| NON-QUALIFIED     |_| QUALIFIED                      |_| CUSTODIAL IRA
PLAN                                           _
                                              |_| IRA
Section 6A
                   -----------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------
SOURCE OF            NON-QUALIFIED       QUALIFIED
FUNDS                  _                   _              _                     _              _
                      |_| 1035 Exchange   |_| Rollover   |_| Direct Rollover   |_| Transfer   |_| Regular Contribution*

                                          * Please apply my Regular Contribution to the following tax years:

Section 6B                                $|__|__|__|__|.|__|__| Yr.|__|__|__|__| $|__|__|__|__|.|__|__| Yr.|__|__|__|__|
                   -----------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------
PAYMENT
(Minimum             I am investing  $|__|__|__|__|__|__|__|.|__|__| in Discovery Select
$10,000)

Section 7            Please make check(s) payable to PRUDENTIAL.
                   -----------------------------------------------------------------------------------------------------


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 ORD 96190--96    Ed. 7/96
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
                 -------------------------------------------------------------------------------------------------------------------
PURCHASE         INTEREST RATE OPTIONS                                       GROWTH PORTFOLIOS
PAYMENT                                                     _   _   _                                                   _   _   _
ALLOCATION       1 Year Fixed Rate Option (1YRFXD)         |_| |_| |_|%      Prudential Equity Portfolio (STOCK)       |_| |_| |_|%
(Please write                                               _   _   _                                                   _   _   _
in what % of     7 Year Market Value Adjustment Option     |_| |_| |_|%      Prudential Jennison Portfolio (GROWTH)    |_| |_| |_|%
your payment       (7YRMVA)                                                                                             _   _   _
you want to                                                                  AIM V.I. Value Fund (AIMVAL)              |_| |_| |_|%
allocate to      MONEY MARKET PORTFOLIOS                                                                                _   _   _
the following                                               _   _   _        Janus Aspen Series Growth Portfolio       |_| |_| |_|%
options. This    Prudential Money Market Portfolio (MMKT)  |_| |_| |_|%        (JANGRW)
total must                                                                                                              _   _   _
equal 100%.)     BOND PORTFOLIOS                                             MFS Research Series (MFSRSR)              |_| |_| |_|%
                                                            _   _   _
                 Prudential Diversified Bond Portfolio     |_| |_| |_|%      AGGRESSIVE GROWTH PORTFOLIOS
                   (BOND)                                                                                               _   _   _
                                                            _   _   _        MFS Emerging Growth Series (MFSEMG)       |_| |_| |_|%
                 Prudential High Yield Bond Portfolio      |_| |_| |_|%                                                 _   _   _
                   (HYLD)                                                    OpCap Advisors OCC Accumulation Trust     |_| |_| |_|%
                                                                               Small Cap Portfolio (OPPSMC)
                 BALANCED PORTFOLIO                                                                                     _   _   _
                                                            _   _   _        Warburg Pincus Post-Venture               |_| |_| |_|%
                 OpCap Advisors OCC Accumulation Trust     |_| |_| |_|%        Capital Portfolio (WARVCP)
                   Managed Portfolio (OPPMAN)
                                                                             INTERNATIONAL STOCK PORTFOLIOS
                 GROWTH & INCOME PORTFOLIOS                                                                             _   _   _
                                                            _   _   _        Prudential Global Portfolio (GLEQ)        |_| |_| |_|%
                 Prudential Stock Index Portfolio (STIX)   |_| |_| |_|%                                                 _   _   _
                                                            _   _   _        Janus Aspen Series International          |_| |_| |_|%
                 Prudential Equity Income Portfolio (HIDV) |_| |_| |_|%        Growth Portfolio (JANINT)
                                                            _   _   _                                                   _   _   _
                 AIM V.I. Growth & Income Fund (AIMGRI)    |_| |_| |_|%      T. Rowe Price International Stock         |_| |_| |_|%
                                                            _   _   _          Portfolio (TRINST)
                 T. Rowe Price Equity Income Portfolio     |_| |_| |_|%
Section 8          (TREQST)                                                  TOTAL                                      1   0   0 %
                 -------------------------------------------------------------------------------------------------------------------



                 -------------------------------------------------------------------------------------------------------------------
                                                                                                     _        _
REPLACEMENT      Will the proposed contract replace any existing insurance or annuity contract?     |_| No   |_| Yes   If yes, list:
AND
AGGREGATION      Company Name                                                        Contract Number

                 |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|          |__|__|__|__|__|__|__|__|__|


                 Year of Issue      Plan

                 |__|__|__|__|      |__|__|__|__|__|__|__|__|__|__|

Section 9        Did you purchase a non-qualified annuity from Prudential or an affiliated company this       _        _
                 calendar year? If yes, list contract number and plan in "Additional Remarks" section 12.    |_| No   |_| Yes
                 -------------------------------------------------------------------------------------------------------------------



                 -------------------------------------------------------------------------------------------------------------------
SPECIAL          Please check any services you would like to elect.
SERVICES          _
                 |_| DOLLAR COST AVERAGING I authorize Prudential to automatically transfer funds from the portfolio I select
                                                                _               _                    _                _
                     to the other portfolio(s) listed below:   |_| Annually    |_| Semi-Annually    |_| Quarterly    |_| Monthly

                     Please use investment codes from Section 8 to indicate selections

                     TRANSFER FROM:*                                            ALLOCATE TO:** (must total 100%)

                     Portfolio |__|__|__|__|__|__| $|__|__|__|__|__|__|__|      Portfolio |__|__|__|__|__|__|     |__|__|__|%

                                                             or |__|__|__|%     Portfolio |__|__|__|__|__|__|     |__|__|__|%

                     *7 year Market Value Adjustment Option not available.      Portfolio |__|__|__|__|__|__|     |__|__|__|%

                                                                                Portfolio |__|__|__|__|__|__|     |__|__|__|%

                                                                                **Two Interest Rate Options not available.

Section 10       I understand that the transfer will continue until I terminate the program in writing or until the funds in the account from which money is being transferred are exhausted. I also understand that Prudential's Dollar Cost
                 Averaging program is subject to the rules and restrictions outlined in the prospectus.
                 -------------------------------------------------------------------------------------------------------------------


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
                   -----------------------------------------------------------------------------------------------------------------
SPECIAL             _
SERVICES           |_| AUTO-REBALANCING    I want to maintain my allocation percentages by having my portfolio mix automatically
(continued)                                adjusted as allocated in my variable investment options in Section 8.
                                                  _               _                    _                _
                       Adjust my portfolio mix:  |_| Annually    |_| Semi-Annually    |_| Quarterly    |_| Monthly

                       If the desired start date is different than the contract date, please specify:

                                                                                         Start Date: |__|__|  |__|__|  |__|__|__|__|
                                                                                                        MM       DD         Year

                       To auto-rebalance to a percentage that is different than listed in Section 8, please complete and attach a separate Auto-Rebalancing Form.
                    _
                   |_| TELEPHONE TRANSFERS  Telephone transfers/reallocations will be accepted from the Contract Owner.
                       For your protection, appropriate identification must be provided. Please indicate if you wish to extend authority as follows:
                    _
Section 10         |_| I authorize the Company to accept telephone transfers/reallocation instructions from my Registered
                       Investment Advisor for my non-qualified plan only. (This is applicable to Registered Investment
                       Advisors only).
                   -----------------------------------------------------------------------------------------------------------------


                   -----------------------------------------------------------------------------------------------------------------
                    _
SIGNATURES         |_| CHECK HERE IF A STATEMENT OF ADDITIONAL INFORMATION IS DESIRED.

                   If applying for an IRA, the Owner acknowledges receiving a Questions and Answers on Individual Retirement
                   Annuities (IRAs) explanatory booklet and understands that he or she will be given a financial disclosure statement with the contract.

                   No representative can make or change a contract or waive any of the Company's rights or needs. The Owner believes this contract meets his/her needs and financial objectives. The Owner further (1) understands that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount and, (2) acknowledges receipt of the current prospectus for the contract applied for and the variable investment options.

                   Signed at __________________________________________     ______________________
                             City, State                                    Date

                             __________________________________________     __________________________________________
                             Signature of Owner (Individual,                Signature of Annuitant
                             Corporation, Trust)
Section 11                                                                  __________________________________________
                                                                            Signature of Co-Annuitant (if applicable)
                   -----------------------------------------------------------------------------------------------------------------


                   -----------------------------------------------------------------------------------------------------------------
REPRESENTATIVE      _        _        _        _
SIGNATURE          |_| 1    |_| 2    |_| 3    |_| 4
                                                                                                                     _      _
                   Do you have, from any source, facts that any person named as Owner or Contingent Owner above     |_|    |_|
                   may replace or change any current insurance or annuity in any company? If yes, give details      No     Yes
                   in "Additional Remarks" below.

                   This application is submitted in the belief that the purchase of this contract is appropriate for the Owner based upon the information furnished. Reasonable inquiry has been made of the Owner concerning the Owner's overall financial situation and needs and investment objectives.

                   The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief.
                                                                             _  _  _  _  _  _
                   _____________________________________________________    |_||_||_||_||_||_|
                   Name                                                     Registered Representative Contract Number

                   _____________________________________________________    _____________________________________________________
                   Signature                                                Account #

                   _____________________________________________________    _____________________________________________________
                   Branch/Field Office Name                                 Branch/Field Office Code


                   ADDITIONAL REMARKS

                   ______________________________________________________________________________________________________________

                   ______________________________________________________________________________________________________________

                   ______________________________________________________________________________________________________________

                   ______________________________________________________________________________________________________________

                            PRUDENTIAL ANNUITY SERVICE CENTER             Overnight: PRUDENTIAL ANNUITY SERVICE CENTER
                            PO Box 14200                                             300 Columbus Circle
                            New Brunswick, NJ 08906-4200                             Edison, NJ 08837
Section 12
                                                 Questions? Call 1-888-PRU-2888 (toll free)
                   -----------------------------------------------------------------------------------------------------------------

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 ORD 96190--96    Ed. 7/96
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